UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 24, 2014

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

3000 Technology Drive, Angleton, Texas  77515

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this amendment to the report filed earlier today as a table in Exhibit 99.1 was inadvertently omitted. The corrected earnings release is attached hereto as Exhibit 99.1.

Item 2.02.   Results of Operations and Financial Condition.

On April 24, 2014, we issued a press release announcing our results of operations for the quarter ended March 31, 2014 and held an earnings conference call. Copies of the press release and presentation slides used in connection with the conference call are attached as Exhibit 99.1 and Exhibit 99.2 to this report and are hereby incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

                (d)  Exhibits

Exhibit 99.1  Press release.

Exhibit 99.2  Presentation slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: April 25, 2014	By: /s/ Donald F. Adam
Donald F. Adam
Chief Financial Officer